UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2022

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100

Victor, New York

14564

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange
Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☐

Item 1.01	Entry into a Material Definitive Agreement.

Reclassification

On June 30, 2022, Constellation Brands, Inc., a Delaware corporation (“Constellation” or the “Company”), announced a plan to reclassify the Company’s common stock to eliminate its Class B common stock (the “Reclassification”). In support of the Reclassification, the Company has entered into a Reclassification Agreement, dated June 30, 2022 (the “Reclassification Agreement”), with Richard Sands, Robert Sands, other members of the Sands family and certain of their related entities (the “Sands Stockholder Group”), the beneficial owners of approximately 98% of the issued and outstanding shares of the Class B Common Stock, par value $0.01 per share, of the Company (the “Class B Common Stock”).

The Reclassification Agreement provides that, following the satisfaction of the conditions thereto, the Company will amend and restate its Restated Certificate of Incorporation (the “A&R Charter”). Upon the A&R Charter being duly filed with the Delaware Secretary of State (the “Effective Time”), among other things, each share of Class B Common Stock issued and outstanding immediately prior to the Effective Time will be reclassified, exchanged and converted into one share of Class A Common Stock, par value $0.01 per share, of the Company (“Class A Common Stock”) and the right to receive $64.64 in cash, without interest. The Company intends to seek incremental third party financing to fund the cash portion of the consideration and has the ability to substitute up to $500 million of such cash consideration with additional Class A Common Stock if the Company’s available cash at the Effective Time is insufficient to pay the total cash consideration.

The closing of the Reclassification is subject to customary conditions, including, (i) approval of the A&R Charter by the affirmative vote of the holders of (a) a majority of the voting power of the issued and outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, voting together as a single class, (b) a majority of the issued and outstanding shares of Class B Common Stock, and (c) the affirmative vote of at least 50.3% of the issued and outstanding shares of Class A Common Stock held by the Unaffiliated Class A Holders (as defined in the Reclassification Agreement), (ii) the effectiveness of the Company’s registration statement on Form S-4 to be filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Reclassification, (iii) approval by the New York Stock Exchange of the listing of the shares of Class A Common Stock into which the Class B Common Stock will be reclassified, exchanged and converted into, subject to official notice of issuance; and (iv) the accuracy of the representations and warranties of each party (subject to materiality qualifiers) and compliance in all material respects by each party with its obligations under the Reclassification Agreement.

Subject to specified exceptions, the members of the Sands Stockholder Group who exercise voting rights with respect to Class A Common Stock and Class B Common Stock have irrevocably and unconditionally agreed to vote all of their shares of Class A Common Stock and Class B Common Stock, representing approximately 98% of issued and outstanding Class B Common Stock and approximately 60% of the combined voting power of the issued and outstanding Class A Common Stock and Class B Common Stock when voting together as a single class, in favor of the A&R Charter. The Sands Stockholder Group is also subject to certain transfer restrictions up until the Effective Time.

The Reclassification Agreement contains certain termination rights, including the right of either party to terminate for specified breaches of the other party (subject to a cure period), the requisite stockholder approvals not being obtained or if the Reclassification does not occur on or prior to June 30, 2023.

Post-Closing Matters

The Reclassification Agreement also sets forth the arrangements between the Company and the Sands Stockholder Group relating to certain post-closing matters.

Until the fifth anniversary of the Effective Time, WildStar Partners LLC (“WildStar”), an entity associated with Mr. Richard Sands and Mr. Robert Sands, will have the right (so long as there have not been certain breaches of the Reclassification Agreement) to designate (i) two individuals that the board of directors of the Company (the “Board”) will nominate for election to the Board so long as the Sands Stockholder Group collectively beneficially own at least 10% of the total issued and outstanding shares of Class A Common Stock and (ii) one individual that the Board will nominate for election to the Board so long as the Sands Stockholder Group collectively beneficially own at least 5% of the total issued and outstanding shares of Class A Common Stock. Following the fifth anniversary of the Effective Time, WildStar will have the right (so long as there have not been certain breaches of the Reclassification Agreement) to designate one individual that the Board will nominate for election to the Board so long as the Sands Stockholder Group collectively beneficially own at least 5% of the total issued and outstanding shares of Class A Common Stock.

The Reclassification Agreement imposes certain (x) transfer restrictions with respect to the shares of common stock held by the Sands Stockholder Group, including a prohibition on transfer of more than 7,957,925 shares of the Company’s capital stock during an initial 3-year period following the Effective Time and (y) customary standstill limitations for a period of 5 years following the Effective Time (or, if later, until such time as there are no Sands Stockholder Group director nominees on the Board) including, among others, with respect to acquisitions of Company equity securities, making proposals for a merger or similar transaction and seeking to control or influence the business or policies of the Company. The Company also stated in the Reclassification Agreement the Board’s intention to rotate the lead independent director position on the Board at the next available normal cycle opportunity. The Reclassification Agreement provides that, in connection with the closing of the Reclassification, the Company and the Sands Stockholder Group will enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Sands Stockholder Group will be provided certain rights relating to the registration of their common stock.

In addition to the provisions stated above, the Reclassification Agreement contains customary representations, warranties and covenants of each of the parties thereto for a transaction of this type. The Company anticipates completing the Reclassification during the second half of 2022.

At the Effective Time, the Board will also (i) amend and restate the bylaws of the Company to implement certain conforming changes in connection with the A&R Charter and to implement certain other changes to update the bylaws in accordance with best corporate practices, including adopting a majority standard in uncontested elections of directors, (ii) amend and restate the Board Corporate Governance Guidelines and the Corporate Governance and Responsibility Committee Charter to reflect modernizing, clarifying, and conforming changes in connection with the A&R Charter and Bylaws Amendment, and (iv) adopt a Board anti-pledging policy applicable to directors and executive officers. Individuals nominated by WildStar for appointment to the Board will be permitted to continue to pledge their shares subject to certain limitations set forth in the Reclassification Agreement.

The foregoing description of the Reclassification Agreement does not purport to be complete and is qualified in its entirety by reference thereto. The Reclassification Agreement (including the appended form of the Amended and Restated Certificate of Incorporation of the Company, reflecting the A&R Charter, the form of Amended and Restated Bylaws of the Company, the form of Registration Rights Agreement, the form of Amended and Restated Board Corporate Governance Guidelines, the form of Amended and Restated Corporate Governance and Responsibility Charter and form of Board Anti-Pledging Policy) is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 above is incorporated by reference herein in its entirety.

Messrs. Robert and Richard Sands, who currently serve as Executive Chairman of the Board and Executive Vice Chairman of the Board, respectively, will, to the extent they remain employees of the Company or a subsidiary of the Company immediately prior to the Effective Time, retire and cease their employment with the Company in such capacities effective at the Effective Time. Pursuant to the Reclassification Agreement, the Company shall take all necessary action so that Messrs. Robert and Richard Sands become, as applicable, Non-Executive Chairman of the Board and a Board member, respectively, as of and immediately following the Effective Time.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to future plans and objectives of management and Constellation’s Board of Directors, as well as information concerning expected actions of third parties. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur.

The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that such results will in fact occur. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and Constellation does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Statements in this Current Report on Form 8-K regarding Constellation and the Reclassification transaction that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Constellation’s business and future financial and operating results and capital structure following the closing of the proposed Reclassification and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Constellation’s control. These factors include, among other things, (1) failure to receive the requisite approvals of Constellation’s shareholders necessary to achieve the Reclassification; (2) any other delays with respect to, or the failure to complete, the Reclassification; (3) the ultimate outcome of any litigation matter related to the Reclassification, (4) the ability to recognize the anticipated benefits of the Reclassification, (5) Constellation’s ability to execute successfully its strategic plans, and (6) the effect of the announcement or the consummation of the proposed Reclassification on the market price of the capital stock of Constellation. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks that could cause actual future performance or events to differ from current expectations can be found in Constellation’s filings with the SEC, including the risk factors discussed in Constellation’s most recent Annual Report on Form 10-K for the fiscal year ended February 28, 2022 and Quarterly Report on Form 10-Q for the quarter ended May 31, 2022.

IMPORTANT ADDITIONAL INFORMATION

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Constellation intends to file with the SEC a Registration Statement on Form S-4, which will contain a proxy statement/prospectus in connection with the proposed Reclassification. STOCKHOLDERS OF CONSTELLATION ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free copy of the proxy statement/prospectus (when available), as well as other filings containing information about Constellation, without charge, at the SEC’s website, www.sec.gov, and on Constellation’s Investor Relations website at https://ir.cbrands.com.

PARTICIPANTS IN THE SOLICITATION

The directors and executive officers of Constellation and other persons may be considered participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information regarding Constellation’s directors and executive officers is available in Constellation’s most recent proxy statement, dated May 27, 2022, for the Annual Meeting of Stockholders to be held on July 19, 2022, which was filed with the SEC on June 2, 2022, and Constellation’s other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the proxy statement/prospectus when it becomes available.

Item 9.01	Financial Statements and Exhibits.

For the exhibits that are filed or furnished herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

Exhibit No.	Description

(10)	MATERIAL CONTRACTS
(10.1)	Reclassification Agreement, dated as of June 30, 2022 by and among Constellation Brands, Inc., and the Sands Stockholder Group members listed therein
(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2022	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer